Exhibit 99.2

EXHIBIT A

FORM OF VOTING AGREEMENT

VOTING AGREEMENT, dated as of November     , 2003 (this “Agreement”), between Genome Therapeutics Corp., a Massachusetts corporation (“Parent”) and [name of stockholder] (“Stockholder”).

W I T N E S S E T H:

WHEREAS, Parent, its acquisition subsidiary, a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), Genesoft Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the Stockholders’ Representative propose to enter into an Agreement and Plan of Merger and Reorganization dated as of November     , 2003 (as the same may be amended from time to time, the “Merger Agreement”; capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Merger Agreement), which provides, upon the terms and subject to the conditions thereof, for the merger (the “Merger”) of Merger Sub with and into the Company;

WHEREAS, as of the date hereof, Stockholder owns beneficially or of record or has the power to vote, or direct the vote of, the number of shares of common stock, par value $0.0001 per share, of the Company (the “Company Stock”), as set forth opposite such Stockholder’s name on Exhibit A hereto; and

WHEREAS, as a condition to the willingness of Parent to enter into the Merger Agreement, Parent has requested that Stockholder agree to enter into this Agreement, and, in order to induce Parent to enter into the Merger Agreement, Stockholder has agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants set forth herein and in the Merger Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

(a) “Affiliate” of any Person means another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person.

(b) “Beneficially Own” or “Beneficial Ownership” with respect to any securities shall mean having “beneficial ownership” of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act or 1934, as amended (the “Exchange Act”))

including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all other Persons (who are Affiliates of such Person excluding officers and directors of the Company) who together with such Person would constitute a “group” within the meaning of Section 13(d)(3) of the Exchange Act.

(c) “Person” shall mean an individual, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization or other entity.

(d) “Shares” shall mean shares of the Company Common Stock.

(e) “Stockholder’s Shares” shall mean all Shares held of record or Beneficially Owned by a Stockholder, whether currently issued or hereinafter acquired, and shall also include, without duplication, any securities convertible into, or exercisable or exchangeable for, Shares, including, without limitation, any Company Options and Company Warrants held of record or Beneficially Owned by such Stockholder.

ARTICLE II

TRANSFER AND VOTING OF SHARES

Section 2.01. Transfer of Shares. Stockholder shall not, directly or indirectly, (a) sell, pledge, encumber, assign, transfer or otherwise dispose of any or all of Stockholder’s Shares or any interest in such Shares, except pursuant to the Merger Agreement, (b) deposit any Shares or any interest in such Shares into a voting trust or enter into a voting agreement or arrangement with respect to any Shares or grant any proxy with respect thereto (other than as contemplated herein), or (c) enter into any contract, commitment, option or other arrangement or undertaking (other than the Merger Agreement) with respect to the direct or indirect acquisition or sale, assignment, pledge, encumbrance, transfer or other disposition of any Shares.

Section 2.02. Vote in Favor of the Merger. During the period commencing on the date hereof and terminating at the Effective Time, Stockholder, solely in Stockholder’s capacity as a stockholder of the Company (and not, if applicable, in Stockholder’s capacity as an officer or director of the Company), agrees to vote (or cause to be voted) all of the Shares at any meeting of the stockholders of the Company or any adjournment thereof, and in any action by written consent of the stockholders of the Company, (i) in favor of the adoption of the Merger Agreement and approval of the Merger, and in favor of the other transactions contemplated by the Merger Agreement, (ii) in favor of any other matter relating to the consummation of the transactions contemplated by the Merger Agreement and (iii) except for the Merger and the Merger Agreement, against any merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of the Company or its subsidiaries or agreement contemplating any of the foregoing.

Section 2.03. Grant of Irrevocable Proxy. Concurrently with the execution of this Agreement, Stockholder agrees to deliver to Parent a proxy in the form attached hereto as

Exhibit B (the “Proxy”), which shall be coupled with an interest and irrevocable to the fullest extent permissible by law

Section 2.04. Termination. This Agreement, the Proxy granted hereunder and the obligations of Stockholder pursuant to this Agreement shall terminate upon the earlier to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to Article VIII thereof and (ii) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

OF STOCKHOLDER

Stockholder hereby represents and warrants to Parent as follows:

Section 3.01. Authorization; Binding Agreement. Stockholder has all legal right, power, authority and capacity to execute and deliver this Agreement and the Proxy, to perform his, her or its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. This Agreement and the Proxy have been duly and validly executed and delivered by or on behalf of Stockholder and, assuming their due authorization, execution and delivery by or on behalf of Parent, constitute a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with their terms, subject to (i) the effect of any applicable bankruptcy, insolvency, moratorium or similar law affecting creditors’ rights generally and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

Section 3.02. No Conflict; Required Filings and Consents.

(a) The execution and delivery of this Agreement and the grant of the Proxy to Parent by Stockholder do not, and the performance of this Agreement and the grant of the Proxy to Parent by Stockholder will not, (i) conflict with or violate any statute, law, rule, regulation, order, judgment or decree applicable to Stockholder or by which Stockholder or any of Stockholder’s properties or assets is bound or affected, (ii) violate or conflict with the Certificate of Incorporation, Bylaws or other equivalent organizational documents of Stockholder (if any), or (iii) except where it would not interfere with Stockholder’s ability to perform its obligations hereunder, result in or constitute (with or without notice or lapse of time or both) any breach of or default under, or give to another party any right of termination, amendment, acceleration or cancellation of, or result in the creation of any lien or encumbrance or restriction on any of the property or assets of Stockholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Stockholder is a party or by which Stockholder or any of Stockholder’s properties or assets is bound or affected. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which Stockholder is a trustee whose consent is required for the execution and delivery of this Agreement or the consummation by Stockholder of the transactions contemplated by this Agreement.

(b) The execution and delivery of this Agreement and the grant of the Proxy to Parent by Stockholder do not, and the performance of this Agreement and the grant of the Proxy to Parent by Stockholder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any third party or any governmental or regulatory authority, domestic or foreign, except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications would not interfere with the Stockholder’s ability to perform its obligations hereunder. Stockholder does not have any understanding in effect with respect to the voting or transfer of any Shares, other than any right of repurchase granted to the Company.

Section 3.03. Litigation. There is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending or, to the knowledge of Stockholder or any of Stockholder’s Affiliates, threatened before any agency, administration, court or tribunal, foreign or domestic, against Stockholder or any of Stockholder’s Affiliates or any of their respective properties or any of their respective officers or directors, in the case of a corporate entity (in their capacities as such), or any of their respective partners (in the case of a partnership) that would interfere with the Stockholder’s ability to perform its obligations hereunder. There is no judgment, decree or order against Stockholder or any of Stockholder’s Affiliates, or, to the knowledge of Stockholder or any of Stockholder’s Affiliates, any of their respective directors or officers (in their capacities as such), in the case of a corporate entity, or any of their respective partners (in the case of a partnership), that would prevent, enjoin, alter or delay any of the transactions contemplated by this Agreement, or that, would otherwise interfere with the Stockholder’s ability to perform its obligations hereunder.

Section 3.04. Title to Shares. Except as may be set forth on Exhibit C hereto, as of the date of this Agreement, Stockholder is the record or beneficial owner of the Shares free and clear of all liens, encumbrances, claims, proxies or voting restrictions other than pursuant to this Agreement. The shares of Company Stock, including the options, warrants or other rights to acquire such stock, set forth on Exhibit A hereto, are all of the securities of the Company owned, directly or indirectly, of record or Beneficially Owned by Stockholder on the date of this Agreement. Except as otherwise set forth on Exhibit A, such Stockholder has sole power of disposition, sole power of conversion, sole power to demand appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shares set forth next to his, her or its name on Exhibit A hereto, with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement

Section 3.05. No Claims. To Stockholder’s knowledge, none of Stockholder, its officers, directors, partners or other Affiliates currently has any claim or action of any nature, or the basis for any claim or action of any nature, against Parent, the Company or their respective successors, assigns, officers, directors, agents, servants, employees or any Affiliates, past or present, of Parent or the Company.

ARTICLE IV

COVENANTS OF STOCKHOLDER

Section 4.01. Further Assurances. From time to time and without additional consideration, Stockholder shall execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall take such further actions, as Parent may reasonably request for the purpose of carrying out and furthering the intent of this Agreement.

Section 4.02. Waiver of Appraisal Rights. Stockholder hereby waives, and shall cause any of its Affiliates who hold of record any of Stockholder’s Shares to waive, any rights of appraisal or rights to dissent from the Merger that Stockholder or such Affiliate may have.

ARTICLE V

GENERAL PROVISIONS

Section 5.01. Entire Agreement; Amendments. This Agreement, the Merger Agreement and the other agreements referred to herein and therein constitute the entire agreement of the parties and supersede all prior agreements and undertakings, both written and oral, between the parties with respect to the subject matter hereof. This Agreement may not be amended or modified except in an instrument in writing signed by, or on behalf of, the parties hereto

Section 5.02. Survival of Representations and Warranties. All representations and warranties made by Stockholder in this Agreement shall survive any termination of the Merger Agreement or this Agreement.

Section 5.03. Assignment. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that, except as provided in Section 2.01 of the Agreement, any assignment, delegation or attempted transfer of any rights, interests or obligations under this Agreement by Stockholder without the prior written consent of Parent shall be void.

Section 5.04. Fees and Expenses. Except as otherwise provided herein or in the Merger Agreement, all costs and expenses (including, without limitation, all fees and disbursements of counsel, accountants, investment bankers, experts and consultants to a party) incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

Section 5.05. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the following addresses (or at such other addresses as shall be specified by notice given in accordance with this Section 5.05):

(a) if to Parent:

Genome Therapeutics Corp.

100 Beaver Street

Waltham, MA 02453

Attention: Chief Financial Officer

Facsimile No.: (781) 893-8277

with a copy to:

Ropes & Gray LLP

One International Place

Boston, MA 02110

Attention: Patrick O’Brien

Facsimile No.: (617) 951-7050

(b) If to the Stockholder to:

c/o Stockholders’ Representative

[Name]

[Address]

Facsimile No.: [Number]

with a copy to:

Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP

155 Constitution Drive

Menlo Park, California 94025

Attention:	David T. Young
Christopher Dillon

Facsimile No.: (650) 321-2800

Section 5.06. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 5.07. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner.

Section 5.08. Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement is not performed in accordance with its specific terms or is otherwise breached. Stockholder agrees that, in the event of any breach or threatened breach by Stockholder of any covenant or obligation contained in this Agreement, Parent shall be entitled to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach. Stockholder further agrees that neither Parent nor any other party shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 5.08, and Stockholder irrevocably waives any right he may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

Section 5.09. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that state without regard to any conflicts of laws.

Section 5.10. No Waiver. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Parent shall not be deemed to have waived any claim available to it arising out of this Agreement, or any right, power or privilege hereunder, unless the waiver is expressly set forth in writing duly executed and delivered on behalf of the Parent. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 5.11. Counterparts. This Agreement may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, each of Parent and Stockholder has executed or has caused this Agreement to be executed by their respective duly authorized officers as of the date first written above.

GENOME THERAPEUTICS CORP.

By:

Name: Title:

[STOCKHOLDER]

[Name:] [Title:]

EXHIBIT A

SHARES OWNED

Name of Stockholder	Number of Shares of Company Stock Owned Beneficially and of Record	Number of Shares of Company Stock Issuable upon Exercise of Options, Warrants and Other Rights to Acquire Such Stock

EXHIBIT B

IRREVOCABLE PROXY

The undersigned stockholder of Genesoft Pharmaceuticals, Inc., a Delaware corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints Steven Rauscher, the President and Chief Executive Officer, and Stephen Cohen, Senior Vice President and Chief Financial Officer, of Genome Therapeutics Corp., a Massachusetts corporation (“Parent”), and each of them, as the sole and exclusive lawful attorneys-in-fact and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the “Shares”) in accordance with the terms of this Proxy. The Shares beneficially owned by the undersigned as of the date of this Proxy are listed on the final page of this Proxy. Upon the undersigned’s execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to that certain Voting Agreement of even date herewith between Parent and the undersigned (the “Voting Agreement”), and is granted in consideration of Parent entering into the Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated as of November     , 2003, among Parent, its acquisition subsidiary, a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), the Company and Luke Evnin (as Stockholders’ Representative). The Merger Agreement provides for the merger of Merger Sub with and into the Company (the “Merger”). As used herein, the term “Expiration Date” shall mean the earlier to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to Article VIII thereof and (ii) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement.

The attorneys-in-fact and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned’s true and lawful attorneys-in-fact and proxies to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver in the undersigned’s name any consent, certificate or other document that may be required by law) at every annual, special or adjourned meeting of stockholders of the Company and in every written consent in lieu of such meeting (i) in favor of adoption of the Merger Agreement and the approval of the Merger, and in favor of each of the other actions contemplated by the Merger Agreement, (ii) in favor of any other matter relating to the consummation of the transactions contemplated by the Merger Agreement and (iii) except for the Merger and the Merger Agreement, against any merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of the Company or its subsidiaries or agreement contemplating any of the foregoing.

The attorneys-in-fact and proxies named above may not exercise this Proxy on any other matter except as provided above. The undersigned may vote the Shares on all other matters. Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

This Proxy is irrevocable (to the fullest extent permitted by law). This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

Dated: November     , 2003

Signature of Stockholder:

Print Name of Stockholder:

Shares beneficially owned:

shares of Company Stock

shares of Company Stock issuable upon exercise of outstanding options or warrants